ALLIANCE INCOME BUILDER FUND

ANNUAL REPORT
OCTOBER 31, 1996



LETTER TO SHAREHOLDERS                       ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

November 27, 1996

Dear Shareholder:

We are pleased to review Alliance Income Builder Fund performance and investment activity for the fiscal year ended October 31, 1996. The last twelve months were characterized by moderate economic growth, low inflation, volatile bond markets and rising stock prices. As presented below, your Fund continued to meet its objectives in outperforming its benchmark, a composite of the Lehman Brothers Government/Corporate Bond Index, weighted 60%, and the S&P 500-Stock Index, weighted 40%. As you can see below, for the twelve months ended October 31, 1996, Class A Shares had a 14.82% total return vs. a blended/composite of 12.84%.

                                  TOTAL RETURN
                          PERIOD ENDED OCTOBER 31, 1996
                              6 MONTHS    12 MONTHS
                             ----------  -----------
ALLIANCE INCOME BUILDER FUND
  Class A                       8.02%       14.82%
  Class B                       7.60%       13.92%
  Class C                       7.62%       13.96%

LB GOV'T/CORP.
  BOND INDEX                    5.35%        5.39%

S&P 500                         9.03%       24.02%

60/40 COMPOSITE:
LB GOV'T/CORP.
  BOND INDEX/S&P 500            6.82%       12.84%


TOTAL RETURNS ARE BASED ON THE NET ASSET VALUES OF EACH CLASS OF SHARES AS OF OCTOBER 31, 1996; ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3. THE FUND'S BENCHMARKS ARE UNMANAGED.


MARKET OVERVIEW
Moderate, but progressive, economic growth trends continued in 1996 allowing short-term interest rates to stabilize. After disappointing political progress in balancing the U.S. fiscal budget early in the year reduced bond prices, continued lack of inflationary pressures and the November election results supported a strong bond rally. Volatility was pronounced in the late spring and early summer months with 30-year Treasury rates peaking at 7.2% on June 12, 1996, 86 basis points higher than at the end of October, 1995 and 75 basis points higher than the 6.4% recorded on November 26, 1996. The November 1996 rally reflects investor expectations of continued moderate earnings growth, lower interest rates, and favorable prospects for balancing the U.S. fiscal budget. Strong cash flow generation continues to fund higher dividends and increased stock repurchase programs. This moderate economic environment will enable us to continue to underpin our investments in common stocks with growing dividend rates and fixed income securities with attractive total return profiles.

FIXED INCOME INVESTMENTS
As interest rates declined in late 1995 and bond prices rallied, we sold some longer dated bonds. Proceeds were later reinvested at higher yields after the market declined earlier this year. While not immune to lower bond prices early in the year, we benefited from the improved spread contraction on several of our corporate bonds. Our ability to select improving credit situations helped minimize price declines during the weaker bond market. As yields rose in mid-year, we repositioned the portfolio toward longer dated corporate securities allowing us to maximize the benefits of the recent bond rally. Sector allocation also enhanced results as spreads on surplus notes, issued by insurance companies, narrowed significantly in 1996. Additionally, selected preferred stocks proved less sensitive to interest rate swings and added attractive yields to our book. We continued to research turnaround stories exemplified by our investment in

K-Mart bonds, purchased after the refinancing of their bank facilities was announced. This investment has performed well, reflecting the market's favorable view of the company's new senior management and increased balance sheet liquidity. As the current economic expansion matures, we will continue to balance credit quality, yield and the total return potential of alternative investments.

EQUITY INVESTMENTS
The Fund's equity assets fully benefited from the stock market's continuing rally and its preference for high quality equities. In fact, our equities outperformed the S&P 500 for both the six months and the full year (up over 30% compared to the S&P 500's 24%). Our two largest sector investments, financials and consumer staples, did especially well, with the former benefiting from declining interest rates and the latter from the market's


1



                                             ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

anticipation of a slowing economy. Good earnings comparisons characterized both of these groups as well as our portfolio in general. Primarily due to superior appreciation, our exposure to financials increased to 27% and consumer staples to 18% (as some of the undervaluation has been removed from financials, we plan to modestly reduce our weighting). The technology sector declined to 6% of the Fund's equities as its position in Oracle convertibles matured and we continue to have difficulty finding good dividend paying technology companies. Consumer services also declined to 6% as our holdings in restaurant stocks were eliminated, reflecting the difficult competitive environment.

Stocks still represent slightly less than 40% of total Fund assets since we continue to reinvest some of our equity gains into fixed income securities in order to enhance the Fund's income earning capabilities. Our equity investments are concentrated in high quality issues that demonstrate a pattern of increasing dividends. Reflective of that quality, our ten largest stock holdings are: General Electric Co., Intel Corp., Merck & Co., Philip Morris Cos., Inc., Gillette Co., Travelers Group, Inc., American International Group, Inc., Exxon Corp., Health Care Property Investors Inc., and Penncorp Financial Group cv. pfd. All ten of these stocks have paid more in dividends in each of the past five years.

We believe that the quality of our equities and the growth in their dividends should continue to serve the Fund well in most market environments.

Thank you for your continued interest in Alliance Income Builder Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming period.

Sincerely,

John D. Carifa
Chairman and President

Thomas M. Perkins
Senior Vice President

Andrew M. Aran
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT OBJECTIVE AND POLICIES            ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

Alliance Income Builder Fund seeks both an attractive level of current income and long-term growth of income and capital. The Fund invests principally in a non-diversified portfolio of fixed income securities and dividend-paying common stocks. Alliance currently expects to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.


INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 1996

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                    14.82%          9.99%
 . Since Inception*            11.46%          9.64%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                    13.92%          9.92%
 . Since Inception*            10.68%         10.03%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                    13.96%         12.96%
 . Since Inception*             7.62%          7.62%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares--with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C (1% year 1). Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 3/25/94, Class A and Class B; 10/25/91, Class C.


3



                                             ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

ALLIANCE INCOME BUILDER FUND
$10,000 INVESTMENT OVER LIFE OF FUND:
10/25/91 TO 10/31/96

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000

S&P 500

LEHMAN GOV'T/CORP

INCOME BUILDER FUND CLASS C: $14,455

10/25/91                   10/31/96


This chart illustrates the total value of an assumed investment in Alliance Income Builder Fund Class C shares (since inception) with dividends and capital gains reinvested. Class C shares are not subject to front-end sales charges, therefore, a sales charge is not reflected in this illustration. Class C shares are subject to a maximum 1.00% contingent deferred sales charge. Class A shares are subject to a maximum 4.25% front-end sales charge; Class B shares are subject to a maximum 4% contingent deferred sales charge. Performance for Class A and Class B shares will vary from the results shown above due to differences in expenses charged to those classes, as well as their more recent inception date of March 25, 1994. Past performance is not indicative of future results and is not representative of future gain or loss in capital, value or dividend income.

The unmanaged Standard and Poor's 500-stock index includes 500 U.S. stocks. It is a common measure of the performance of the overall U.S. stock market.

The unmanaged Lehman Brothers Government/Corporate Bond Index is composed of the Treasury Bond Index, the Agency Bond Index, the 1-3 Year Government Index, the 20+ Year Index, and the Index of all publicly issued non-convertible investment grade corporate debts.

When comparing Alliance Income Builder Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.


Income Builder Fund
S&P 500
Lehman Gov't/Corp.


4



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996                             ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-46.6%
COMMON STOCKS-36.0%
FINANCIAL SERVICES-8.9%
BANKING & FINANCE-1.7%
BankAmerica Corp.                                 3,000       $  274,500
Chase Manhattan Corp.                             3,200          274,400
Dean Witter Discover & Co.                        2,000          117,750
First Union Corp.                                 3,000          218,250
                                                             ------------
                                                                 884,900

BROKERAGE & MONEY MANAGEMENT-1.0%
Legg Mason, Inc.                                  9,192          296,442
Merrill Lynch & Co., Inc.                         3,000          210,750
                                                             ------------
                                                                 507,192

INSURANCE-2.7%
American International Group, Inc.                5,000          543,125
Progressive Corp.                                 4,000          275,000
Travelers Group, Inc.                            10,500          569,625
                                                             ------------
                                                               1,387,750

MORTGAGE BANKING-0.7%
Federal National Mortgage Assn.                   9,000          352,125

REALTY-2.1%
Bay Apartment Communities                         5,000          150,000
Duke Realty Investments                          10,000          345,000
JP Realty, Inc.                                   7,000          159,250
Patriot American Hospitality                      2,000           70,250
Security Capital Industry Trust                   5,000           90,625
Spieker Properties, Inc.                          2,500           76,875
Weingarten Realty Investors, Inc.                 6,000          230,250
                                                             ------------
                                                               1,122,250

OTHER-0.7%
American Express Co.                              8,000          376,000
                                                             ------------
                                                               4,630,217

CONSUMER STAPLES-6.7%
COSMETICS-1.5%
Avon Products, Inc.                               4,000          217,000
Gillette Co.                                      8,000          598,000
                                                             ------------
                                                                 815,000

FOODS, BEVERAGES & TOBACCO-4.3%
American Brands, Inc.                             8,000          382,000
Anheuser Busch, Inc.                              6,000          231,000
Campbell Soup Co.                                 4,000          320,000
Heinz (H.J.) Co.                                  7,000          248,500
Philip Morris Cos., Inc.                          8,000          741,000
Sara Lee Corp.                                   10,000          355,000
                                                             ------------
                                                               2,277,500

HOUSEHOLD PRODUCTS-0.9%
Procter & Gamble Co.                              4,500          445,500
                                                             ------------
                                                               3,538,000

CAPITAL GOODS-6.3%
ELECTRICAL EQUIPMENT-2.4%
Emerson Electric Co.                              5,000          445,000
General Electric Co.                              8,500          822,375
                                                             ------------
                                                               1,267,375

ELECTRICAL UTILITY-0.8%
Cinergy Corp.                                     9,000          298,125
Houston Industries, Inc.                          5,000          114,375
                                                             ------------
                                                                 412,500

MACHINERY-0.8%
Allied Signal, Inc.                               6,000          393,000


5



PORTFOLIO OF INVESTMENTS (CONTINUED)         ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
TECHNOLOGY-2.3%
Electronic Data Systems Corp.                     6,446       $  290,070
Intel Corp.                                       7,000          769,125
Texas Instruments, Inc.                           3,000          144,375
                                                             ------------
                                                               1,203,570
                                                             ------------
                                                               3,276,445

CONSUMER PRODUCTS & SERVICES-6.3%
BROADCASTING & CABLE-0.7%
Comcast Corp. Cl. A.                             10,120          149,270
Vodafone Group Plc. (ADR)                         6,000          231,750
                                                             ------------
                                                                 381,020

DRUGS, HOSPITALS, SUPPLIES & MEDICAL
  SERVICES-3.8%
Health Care Property Investors, Inc.             14,000          491,750
Merck & Co., Inc.                                10,000          741,250
Pfizer, Inc.                                      3,500          289,625
Schering-Plough Corp.                             4,500          288,000
Smithkline Beecham Plc. (ADR)                     3,000          187,875
                                                             ------------
                                                               1,998,500

ENTERTAINMENT & LEISURE-0.5%
Eastman Kodak Co.                                 3,000          239,250

MULTI-INDUSTRY-0.6%
Canadian Pacific, Ltd.                           12,000          303,000

RETAILING-0.4%
May Department Stores Co.                         4,800          227,400

OTHER-0.4%
Newell Co.                                        8,000          227,000
                                                             ------------
                                                               3,376,170

BASIC INDUSTRIES-2.0%
CHEMICAL-2.0%
Du Pont (Ei) De Nemours                           4,000          371,000
Monsanto Co.                                     10,500          416,063
Morton International, Inc.                        7,000          275,625
                                                             ------------
                                                               1,062,688

ENERGY-2.1%
OIL & GAS-2.1%
Chevron Corp.                                     6,000          394,500
Exxon Corp.                                       6,000          531,750
Shell Transport & Trading Co. (ADR)               2,000          196,000
                                                             ------------
                                                               1,122,250

UTILITIES-1.5%
TELECOMMUNICATION-1.5%
GTE Corp.                                        10,715          451,369
Southern New England Telecommunications,
  Inc. Cl. A.                                     6,000          223,500
U.S. West Communications Group                    3,000           91,125
                                                             ------------
                                                                 765,994

TRANSPORTATION-0.6%
Union Pacific Corp.                               5,500          308,688

INDUSTRIAL-0.4%
WMX Technologies, Inc.                            6,700          230,312
Total Common Stocks (cost $12,366,216)                        18,310,764

PREFERRED STOCKS-11.6%
BANKING & FINANCE-9.5%
Central Hispano Financial Services B,
  pfd., 9.43%                                    52,000        1,397,500
Credit Lyonnais Capital SCA, pfd.,
  9.50% (ADR) (a)                                40,000          970,000
Penncorp Financial Group
  cv. pfd., 3.50%                                 6,000          486,000
SI Financing Trust I
  pfd., 9.50%                                    80,000        2,070,000
                                                             ------------
                                                               4,923,500


6



                                             ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
INDUSTRIAL-2.1%
Time Warner Inc. Series K.
  pfd., 10.25% (a)                                1,048      $ 1,114,810
Total Preferred Stocks (cost $5,718,117)                       6,038,310
Total Common & Preferred Stocks
  (cost $18,599,969)                                          24,349,074

CORPORATE DEBT OBLIGATIONS-45.8%
BANKING & FINANCE-15.6%
Arkwright CSN TR 9.625%, 8/15/26 (a)            $ 1,000        1,087,410
Contifinancial 8.375%, 8/15/03                    1,000        1,020,190
Firstbank Puerto Rico 7.625%, 12/15/05            1,500        1,500,000
Homeside, Inc. 11.25%, 5/15/03 (a)                  500          546,875
John Hancock 7.375%, 2/15/24 (a)                  1,000          969,960
Saul (B.F.) Real Estate Investment Trust
  Series B 11.625%, 4/01/02                       2,000        2,150,000
Structured Asset Securities 7.75%, 02/25/28(a)    1,000          891,250
                                                             ------------
                                                               8,165,685

CONSUMER PRODUCTS & SERVICES-11.7%
Home Holdings, Inc. 8.625%, 12/15/03              2,000          690,000
K-Mart Corp. 8.25%, 1/01/22                       2,500        2,012,500
M.D.C. Holdings, Inc. 6.64%, 4/01/98              2,540        2,349,500
New York Life Insurance 7.50%, 12/15/23 (a)       1,130        1,085,331
                                                             ------------
                                                               6,137,331

INDUSTRIAL-13.7%
Eli Lilly & Co. 7.125%, 6/01/25                   1,000          993,783
Financiera Energy 9.375%, 6/15/06                 1,000        1,018,940
Freeport-McMoran Res. 7.00%, 2/15/08                500          485,223
Millicom International Cellular
  13.50%, 06/01/06 (a)                            1,000          570,000
Reliance Industries, Ltd. 10.38%, 06/24/16 (a)    1,500        1,602,900
Tele-Communications, Inc. 9.25%, 1/15/23          1,000          945,504
USX Corp. 8.50%, 3/01/23                            500          529,289
Viacom, Inc. 7.75%, 6/01/05                       1,000          974,045
                                                             ------------
                                                               7,119,684

YANKEE BONDS-3.8%
Mc-Cuernavaca Trust 9.25%, 7/25/01 (a)            1,626        1,455,084
United Mexican States 11.50%, 05/15/26              500          497,250
                                                             ------------
                                                               1,952,334

TECHNOLOGY-1.0%
Sprint Spectrum Lp. 11.00%, 8/15/06                 500          510,000
Total Corporate Debt Obligations
  (cost $24,260,217)                                          23,885,034


7



PORTFOLIO OF INVESTMENTS (CONTINUED)         ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
CONVERTIBLE BONDS-1.6%
Hasbro, Inc. 6.00%, 11/15/98                     $  250      $   332,812
Liberty Property 8.00%, 07/01/01                    200          216,000
Magna International, Inc. 5.00%, 10/15/02           300          330,000
Total Convertible Bonds (cost $824,275)                          878,812

COMMERCIAL PAPER-5.0%
American Express Co. 5.30%, 11/01/96              1,744        1,744,000
Ford Motor Credit Co. 5.37%, 11/04/96               914          913,591
Total Commercial Paper
  (amortized cost $2,657,591)                                  2,657,591

TOTAL INVESTMENTS-99.0%
  (cost $46,342,052)                                          51,770,511
Other assets less liabilities-1.0%                               501,923

NET ASSETS-100%                                              $52,272,434


(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1996, these securities amounted to $10,293,620 or 19.69% of net assets.

     Glossary of terms:
     ADR - American Depository Receipt

     See notes to financial statements


8



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996                             ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $46,342,052)            $51,770,511
  Cash                                                                  297,456
  Interest and dividends receivable                                     609,957
  Receivable for investment securities sold                             218,243
  Receivable for capital stock sold                                      59,733
  Deferred organization expenses                                            657
  Total assets                                                       52,956,557

LIABILITIES
  Payable for investment securities purchased                           298,200
  Payable for capital stock redeemed                                    145,457
  Distribution fee payable                                               42,790
  Advisory fee payable                                                   33,005
  Accrued expenses                                                      164,671
  Total liabilities                                                     684,123

NET ASSETS                                                          $52,272,434

COMPOSITION OF NET ASSETS
  Capital stock, at par                                             $     4,535
  Additional paid-in capital                                         43,781,033
  Undistributed net investment income                                   378,639
  Accumulated net realized gain on investments                        2,679,768
  Net unrealized appreciation of investments                          5,428,459
                                                                    $52,272,434

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($2,055,819/
    177,732 shares of capital stock issued and outstanding)              $11.57
  Sales charge--4.25% of public offering price                              .51
  Maximum offering price                                                 $12.08

  CLASS B SHARES
  Net asset value and offering price per share ($5,775,117/
    499,876 shares of capital stock issued and outstanding)              $11.55

  CLASS C SHARES
  Net asset value and offering price per share ($44,441,498/
    3,857,091 shares of capital stock issued and outstanding)            $11.52


See notes to financial statements.


9


STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1996                  ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $7,049)   $2,801,601
  Dividends                                               931,628    $3,733,229

EXPENSES
  Advisory fee                                            396,063
  Distribution fee - Class A                                4,820
  Distribution fee - Class B                               47,291
  Distribution fee - Class C                              464,732
  Custodian                                               160,901
  Administrative                                          142,656
  Audit and legal                                          99,914
  Transfer agency                                          75,821
  Registration                                             40,925
  Printing                                                 38,878
  Amortization of organization expenses                    32,850
  Directors' fees                                          23,392
  Miscellaneous                                             4,992
  Total expenses                                                      1,533,235
  Net investment income                                               2,199,994

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                        3,052,921
  Net change in unrealized appreciation of investments                1,674,306
  Net gain on investments                                             4,727,227

NET INCREASE IN NET ASSETS FROM OPERATIONS                           $6,927,221


See notes to financial statements.


10



STATEMENT OF CHANGES IN NET ASSETS           ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

                                                      YEAR ENDED    YEAR ENDED
                                                      OCTOBER 31,   OCTOBER 31,
                                                         1996          1995
                                                     ------------  ------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                              $ 2,199,994   $ 2,787,918
  Net realized gain on investments                     3,052,921       496,977
  Net change in unrealized appreciation of
    investments                                        1,674,306     4,570,602
  Net increase in net assets from operations           6,927,221     7,855,497

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                              (76,978)      (58,469)
    Class B                                             (201,924)     (129,550)
    Class C                                           (2,021,377)   (2,380,051)
  Net realized gain on investments
    Class A                                              (14,802)           -0-
    Class B                                              (42,369)           -0-
    Class C                                             (508,039)           -0-

CAPITAL STOCK TRANSACTIONS
  Net decrease                                        (6,063,958)  (17,637,805)
  Total decrease                                      (2,002,226)  (12,350,378)

NET ASSETS
  Beginning of year                                   54,274,660    66,625,038
  End of year (including undistributed net
    investment income of $378,639 and $498,395,
    respectively)                                    $52,272,434   $54,274,660


See notes to financial statements.


11



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1996                             ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Income Builder Fund (the "Fund"), is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Distribution of Advisor Class shares commenced on October 2, 1996. Class A shares are sold with a front-end sales charge of 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge of 1.00% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge. All four classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Distribution of Advisor Class shares commenced on October 1, 1996. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Portfolio securities traded on a national securities exchange are valued at the last sale price, or if no sale occurred, the mean of the bid and asked price at the regular close of the New York Stock Exchange. Investments for which market quotations are readily available are valued at the closing price on day of valuation, which are obtained through market makers. Securities which mature in 60 days or less are valued at amortized cost which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $165,000 have been deferred and were amortized on a straight-line basis through October, 1996.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

6. RECLASSIFICATION OF NET ASSETS
As of October 31, 1996, the Fund reclassified certain components of net assets. The reclassifications resulted in a net increase to additional paid in capital of 45,845, and a net decrease to undistributed net investment income and accumulated capital gains of $19,471 and $26,374, respectively. These reclassifications were the result of permanent book to tax differences. Net assets were not affected by the reclassifications.


12



                                             ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P., (the "Adviser"), an advisory fee at an annual rate of
 .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $142,656 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 1996.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $75,821 for the year ended October 31, 1996.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $1,756 from the sale of Class A shares and $4,000 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended October 31, 1996.

Brokerage commissions paid on securities transactions for the year ended October 31, 1996 amounted to $33,301, none of which was paid to affiliated brokers.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. Such a fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $748,972 and $1,789,259 for Class B and Class C shares respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. Government obligations) aggregated $46,913,003 and $53,264,672 respectively, for the year ended October 31, 1996. There were purchases of $7,421,986 and sales of $9,432,305 of U.S. Government and government agency obligations for the year ended October 31, 1996.

At October 31, 1996, the cost of investments for federal income tax purposes was $46,347,252. Accordingly, gross unrealized appreciation of investments was $6,639,044, and gross unrealized depreciation of investments was $1,215,785 resulting in net unrealized appreciation of $5,423,259.


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)    ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 8,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 2,000,000,000 authorized shares. There were no transactions for the Advisor Class shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
Shares sold               71,054        76,113    $    780,984    $    727,101
Shares issued in
  reinvestment of
  dividends and
  distributions            6,505         4,962          70,930          49,223
Shares converted
  from Class B             3,979            -0-         44,062              -0-
Shares redeemed          (34,458)      (12,379)       (385,149)       (124,785)
Net increase              47,080        68,696    $    510,827    $    651,539

CLASS B
Shares sold              186,705       196,028    $  2,057,991    $  1,941,263
Shares issued in
  reinvestment of
  dividends and
  distributions           14,453         9,101         157,642          90,325
Shares converted
  to Class A              (3,979)           -0-        (44,062)             -0-
Shares redeemed          (49,596)      (59,179)       (546,791)       (592,437)
Net increase             147,583       145,950    $  1,624,780    $  1,439,151

CLASS C
Shares sold              151,540       184,418    $  1,653,774    $  1,804,787
Shares issued in
  reinvestment of
  dividends and
  distributions           90,197       121,055         980,210       1,170,782
Shares redeemed         (985,774)   (2,329,518)    (10,833,549)    (22,704,064)
Net decrease            (744,037)   (2,024,045)   $ (8,199,565)   $(19,728,495)


14



FINANCIAL HIGHLIGHTS                         ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                          CLASS A
                                            -----------------------------------
                                                                     MARCH 25,
                                                                      1994(a)
                                            YEAR ENDED OCTOBER 31,      TO
                                           -----------------------  OCTOBER 31,
                                               1996        1995        1994
                                           -----------  ----------  -----------
Net asset value, beginning of period         $10.70       $9.69      $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .56(b)      .93(b)      .96
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  .98         .59       (1.02)
Net increase (decrease) in net asset
  value from operations                        1.54        1.52        (.06)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.55)       (.51)       (.04)
Tax return of capital                            -0-         -0-       (.01)
Distributions from net realized gains          (.12)         -0-       (.20)
Total dividends and distributions              (.67)       (.51)       (.25)
Net asset value, end of period               $11.57      $10.70       $9.69

TOTAL RETURN
Total investment return based on net
  asset value(c)                              14.82%      16.22%       (.54)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $2,056      $1,398        $600
Ratio of expenses to average net assets        2.20%       2.38%       2.52%(d)
Ratio of net investment income to
  average net assets                           4.92%       5.44%       6.11%(d)
Portfolio turnover rate                         108%         92%        126%
Average commission rate paid (e)             $.0600          --          --


See footnote summary on page 17.


15



FINANCIAL HIGHLIGHTS (CONTINUED)             ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                          CLASS B
                                            -----------------------------------
                                                                     MARCH 25,
                                                                      1994(a)
                                            YEAR ENDED OCTOBER 31,      TO
                                           -----------------------  OCTOBER 31,
                                               1996        1995        1994
                                           -----------  ----------  -----------
Net asset value, beginning of period         $10.70      $ 9.68      $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .47(b)      .63(b)      .88
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  .98         .83        (.98)
Net increase (decrease) in net asset
  value from operations                        1.45        1.46        (.10)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.48)       (.44)       (.05)
Tax return of capital                            -0-         -0-       (.01)
Distributions from net realized gains          (.12)         -0-       (.16)
Total dividends and distributions              (.60)       (.44)       (.22)
Net asset value, end of period               $11.55      $10.70      $ 9.68

TOTAL RETURN
Total investment return based on net
  asset value(c)                              13.92%      15.55%       (.99)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $5,775      $3,769      $1,998
Ratio of expenses to average net assets        2.92%       3.09%       3.09%(d)
Ratio of net investment income to
  average net assets                           4.19%       4.73%       5.07%(d)
Portfolio turnover rate                         108%         92%        126%
Average commission rate paid (e)             $.0600          --          --


See footnote summary on page 17.


16



                                             ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS C
                                            --------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                            --------------------------------------------------------------
                                                1996         1995         1994         1993         1992
                                            -----------  -----------  -----------  -----------  ----------
Net asset value, beginning of year            $10.67       $ 9.66       $10.47       $ 9.80       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .46(b)       .40(b)       .50          .52          .55
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .99         1.05         (.85)         .51         (.28)
Net increase (decrease) in net asset
  value from operations                         1.45         1.45         (.35)        1.03          .27

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.48)        (.44)        (.09)        (.36)        (.47)
Tax return of capital                             -0-          -0-        (.02)          -0-          -0-
Distributions from net realized gains           (.12)          -0-        (.35)          -0-          -0-
Total dividends and distributions               (.60)        (.44)        (.46)        (.36)        (.47)
Net asset value, end of year                  $11.52       $10.67       $ 9.66       $10.47       $ 9.80

TOTAL RETURN
Total investment return based on net
  asset value(c)                               13.96%       15.47%       (3.44)%      10.65%        2.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $44,441      $49,107      $64,027     $106,034     $152,617
Ratio of expenses to average net assets         2.93%        3.02%        2.67%        2.32%        2.33%
Ratio of net investment income to
  average net assets                            4.13%        4.81%        3.82%        6.85%        5.47%
Portfolio turnover rate                          108%          92%         126%         101%         108%
Average commission rate paid (e)              $.0600           --           --           --           --


(a)  Commencement of distribution.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged.


17



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                         ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE INCOME BUILDER FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Income Builder Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Income Builder Fund, Inc. at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with generally accepted accounting principles.


ERNST & YOUNG LLP
New York, New York
December 12, 1996


18



                                             ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
THOMAS M. PERKINS, SENIOR VICE PRESIDENT
ANDREW M. ARAN, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1 (800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


19



ALLIANCE INCOME BUILDER FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL
INVESTING WITHOUT THE MYSTERY

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

IBFAR